UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period :	August 1, 2014 — July 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNRAX

Putnam Research Fund

Annual report
7 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Research
Fund

Annual report
7 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	56

About the Trustees	57

Officers	59

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A number of questions have emerged during the past year regarding the pace of growth in the global economy, resolution of Greece’s debt crisis, and changes in central bank policy, as the U.S. Federal Reserve has communicated its intentions to begin lifting interest rates. Although prompted by U.S. economic strength, tighter U.S. monetary policy can cause market volatility and constrain growth in other regions.

The Fed’s intentions contrast with the actions of central banks in Europe, Japan, and China, which are committed, for the foreseeable future, to low-interest-rate policies seeking to foster growth. Shortly after the end of your fund’s fiscal period, the People’s Bank of China even took the unexpected step of devaluing its currency in an attempt to reinvigorate the world’s second-largest economy.

China’s action triggered widespread selling in global stock markets, highlighting the lack of consensus among investors about economic strength in many regions and the possible effects of tighter U.S. monetary policy.

In the following pages, you will find a discussion of current economic and market conditions in addition to an update on your fund’s performance. Putnam’s experienced portfolio managers have research-driven viewpoints that guide their investment decisions in changing markets.

You can also consult with your financial advisor regarding the current market environment, and whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, we thank you for investing with Putnam.

Putnam Research Fund

The best stock ideas from Putnam's talented research analysts

Featuring the careful stock picks of Putnam's large-cap equity research analysts, Putnam Research Fund offers investors our best-ideas portfolio that can include both growth- and value-style stocks.

"Our stock selection process is a collaborative effort across the firm that emphasizes outside-the-box critical thinking."

Aaron M. Cooper, CFA
Portfolio Manager
Director of Global Equity Research

New ways of thinking are at the heart of Putnam's proprietary research

Putnam Research Fund is a broadly diversified U.S. stock fund. We believe it stands out from the crowd by virtue of our analysts' fundamental research insights into the most powerful factors that can drive companies' earnings growth. What's more, we seek to anticipate the market's missteps and consistently identify points where we can take a different perspective from the market consensus.

Actively managed by an experienced team

Putnam Research Fund represents the best ideas and stock recommendations from a talented team of senior Putnam analysts. Each sector component is actively managed, which means investments are consistently monitored and adjusted as business fundamentals, market conditions, or opportunities change.

Seeking diversification among large U.S. corporations

Consumer	Financials	Health Care	Industrials	Natural Resources	Technology	Telecommunications	Utilities
Retail stores, restaurants, media, hotels, food and beverages	Banking, insurance, real estate, credit cards, brokerages	Health-care service providers, pharmaceuticals, biotechnology, medical devices	Airlines, railroads, aerospace and defense, construction, machinery, transportation	Oil and gas, metals, mining, paper, chemicals, natural resources equipment	Computer hardware, software, storage, and security; consulting and Internet services	Telephone equipment and services, mobile Internet, fiber-optic cable	Electric power, natural gas, wind, solar, and hydropower

2 Research Fund

Research Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Research Fund

Interview with your fund’s portfolio manager

Aaron M. Cooper, CFA

What were some of the key developments in the economy and markets during the 12-month reporting period ended July 31, 2015?

In roughly the first half of the period, U.S. growth maintained its positive momentum from earlier in 2014, and the economy and markets continued to benefit from low interest rates and tepid inflation. As the year turned, however, the U.S. economy experienced a variety of temporary setbacks. Perhaps chief among these was the surging U.S. dollar, which continued to strengthen against virtually every other currency, dampening U.S. exporters’ competitiveness. Another setback — but which also contained an important upside for consumers and a variety of market sectors — came through commodity price weakness. This was particularly the case for oil. Although it rebounded a fair amount from March 2015 through the end of June, it fell sharply once again in July, taking a toll on many energy-related and natural resources stocks.

Otherwise, the turnaround of the U.S. economy in the spring and summer of 2015 was overshadowed by the debt crisis in Greece, which contributed broadly to investor risk aversion at the tail end of the reporting period. Through this headline-dominated crisis, we maintained our view that European policymakers had strong incentives to find a political solution; and as Greece and its creditors appeared to be on track toward

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Research Fund	5

implementing such a solution, we believed investors would be increasingly able to focus more on fundamentals rather than on headline risks.

Putnam Research Fund slightly underperformed its benchmark, the S&P 500 Index, during the 12-month reporting period ended July 31, 2015. What factors contributed to this result?

Fund performance benefited from our active research insights across a number of sectors. Bright spots included stock selection in the areas of biotech, industrials, and consumer-related stocks. However, areas in which fund holdings did not perform up to our expectations included technology, utilities, and energy stocks.

Did corporate earnings growth during the reporting period maintain the pace you expected?

Corporate earnings grew on average at a high-single-digit rate in the first half of the reporting period [August 2014–January 2015], which we anticipated and perceived as a signal of continued corporate strength. Later in the period, particularly the first calendar quarter of 2015, earnings growth was strong — at approximately 11% annualized across sectors excluding energy. We believe the market generally underappreciated this earnings strength, while we considered the possibility of such strength in our portfolio construction. In addition, corporate mergers-and-acquisitions [M&A] activity gave a boost to a variety of stocks, including some that we held in the portfolio.

What helped drive the pickup in M&A?

Companies found themselves being rewarded with higher stock prices as a result

Allocations are shown as a percentage of the fund’s net assets as of 7/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Research Fund

of M&A deals, and the potential for such gains may be luring more companies into forging new agreements. Historically, we should point out, it is more common to see the stocks of acquiring companies decline in the wake of major acquisition announcements. But these days, the opposite has been happening with some regularity. We believe this encouraged more bids during the period — as did low funding costs, which allowed more deals to be done in an accretive manner.

Which holdings detracted from the fund’s relative results?

Though we avoided the stocks of some energy companies, to the fund’s benefit during the period, we did own other energy stocks in the portfolio that hurt the fund’s relative performance. It is worth remembering that Putnam Research Fund generally takes a sector-neutral approach to investing in large-company stocks; in other words, it typically does not make bets on certain sectors outperforming or underperforming other sectors but maintains roughly index-equivalent exposures to all of the sectors represented in the S&P 500.

Accordingly, the fund’s exposures to a variety of energy companies, including — among others — EP Energy and QEP Resources, two oil exploration and production companies [both sold by period-end], and Halliburton, an oilfield services company, all detracted from relative returns. In some cases, we had established overweight positions in these stocks relative to the benchmark, as we believed they represented comparatively better energy-related investment opportunities, while in other cases, we had chosen stocks

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/15. Short-term investments and derivatives, if any, are excluded. Holdings will vary over time.

Research Fund	7

outside the benchmark based on our conviction in their potential to add value to the fund.

Our position in Genworth Financial, a diversified consumer insurance company, also was a drag on the fund’s relative performance. The company has a long-term-care [LTC] insurance business that set back Genworth’s overall results. We believe that the seeds of the main problem in this area of the company’s operations were sown back in the 1980s, when many of its LTC policies were poorly underwritten. Now, as its policyholders have aged, the costs to support them have grown much larger than management or the market expected. In recent quarters, the company boosted cash reserves in this portion of its business, for which investors perhaps too eagerly punished the stock. We continued to hold this position at the end of the period.

What were some of the strategies or holdings that contributed most to the fund’s performance relative to the benchmark?

Avoiding or de-emphasizing exposures to some benchmark components that performed poorly, including large multinational oil and gas producers Chevron, in which we had an underweight position, and ConocoPhilips, which we didn’t own, boosted the fund’s relative results.

We found a strong out-of-benchmark performer in Symrise, a Germany-based fragrances and flavors manufacturer. During the period, the company accelerated its profit growth — and beat analyst expectations for earnings results — by successfully acquiring and integrating France-based Diana Ingredients. In addition, the stock benefited from the market’s general expectation that the European Central Bank would launch a government bond-buying program early in 2015 — improving sentiment across many

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Research Fund

sectors — which the central bank subsequently announced at its January meeting. We continued to hold the stock of Symrise at the end of the 12-month reporting period.

The stock of Alibaba, the leading online retail company in China that is often likened to Amazon.com, also helped relative results. After Alibaba went public in the summer of 2014, we bought the stock, which is not part of the benchmark S&P 500 Index, and it performed well on the strength of what we consider to be the company’s high growth prospects, robust market position, and diverse set of business opportunities. This stock was the sixth-largest contributor to relative returns during the period, and we continued to hold the position at period-end.

What was the impact of derivatives on the fund’s relative performance?

During the period, forward currency contracts stood out for their positive impact on the fund’s relative performance. These contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, can be used to hedge against foreign currency weakness, which was pronounced during the period.

What is your outlook for the U.S. economy and stock market?

We think the economy is still effectively in the second half of its recovery from the 2008 financial crisis. At the moment, we believe that we are seeing the positive combination of generally solid growth with subdued inflation in the United States, as well as encouraging economic news in Europe.

We do see some risks emerging in the area of wage inflation and the potential for commodity inflation starting roughly in the fourth quarter of 2015 — two underappreciated scenarios that we think could begin to exert downward pressure on corporate margins. In addition, we see economic risks growing larger in China. Fundamental trends remain quite weak there, and we are seeing this impact multinational companies that have meaningful exposure to China. We are closely monitoring the situation, as it has the potential to destabilize the global economy.

In terms of valuation, we think U.S. stocks — at a price-to-earnings ratio of approximately 17x — are a little richly valued. In this context, we are content to practice our fundamentally focused active management approach. The growing differentiation among companies and countries means that a greater dispersion of winners and losers may emerge in the months ahead, particularly as the global interest-rate picture shifts higher.

Thank you, Aaron, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Aaron M. Cooper, CFA, is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Jacquelyne J. Cavanaugh; Kelsey Chen, Ph.D.; Neil P. Desai; Kathryn B. Lakin; Ferat Ongoren; and Walter D. Scully, CPA.

Research Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/15

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(6/29/15)	(4/4/00)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	8.48%	8.16%	8.12%	8.12%	7.67%	7.67%	7.94%	7.75%	8.22%	8.70%	8.70%

10 years	96.99	85.66	85.37	85.37	82.68	82.68	87.34	80.78	92.12	101.93	101.93
Annual average	7.01	6.38	6.37	6.37	6.21	6.21	6.48	6.10	6.75	7.28	7.28

5 years	112.58	100.35	104.69	102.69	104.72	104.72	107.38	100.12	110.03	115.36	115.36
Annual average	16.28	14.91	15.40	15.18	15.41	15.41	15.71	14.88	16.00	16.58	16.58

3 years	67.60	57.96	63.86	60.86	63.85	63.85	65.06	59.28	66.33	68.94	68.94
Annual average	18.78	16.46	17.89	17.17	17.89	17.89	18.18	16.79	18.48	19.10	19.10

1 year	11.10	4.71	10.25	5.25	10.24	9.24	10.50	6.63	10.81	11.36	11.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	Research Fund

Comparative index returns For periods ended 7/31/15

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Annual average (life of fund)	8.71%	8.07%

10 years	110.43	99.30
Annual average	7.72	7.07

5 years	112.26	100.03
Annual average	16.24	14.82

3 years	62.55	59.12
Annual average	17.58	16.70

1 year	11.21	9.54

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/15, there were 879, 797, 722, 519, and 125 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,537 and $18,268, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,078. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $19,212, $20,193, and $20,193, respectively.

Research Fund	11

Fund price and distribution information For the 12-month period ended 7/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	1		1	1	1		1	—	1

Income	$0.252		$0.067	$0.086	$0.142		$0.266	—	$0.312

Capital gains	—		—	—	—		—	—	—

Total	$0.252		$0.067	$0.086	$0.142		$0.266	—	$0.312

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/14	$24.22	$25.70	$22.71	$22.74	$23.30	$24.15	$24.08	—	$24.39

06/29/15*	—	—	—	—	—	—	—	$26.31	—

7/31/15	26.65	28.28	24.97	24.98	25.60	26.53	26.41	26.84	26.84

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(6/29/15)	(4/4/00)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	8.44%	8.11%	8.07%	8.07%	7.62%	7.62%	7.89%	7.70%	8.17%	8.65%	8.65%

10 years	101.83	90.22	89.85	89.85	87.06	87.06	92.01	85.29	96.77	106.90	106.90
Annual average	7.27	6.64	6.62	6.62	6.46	6.46	6.74	6.36	7.00	7.54	7.54

5 years	125.24	112.29	116.94	114.94	116.91	116.91	119.75	112.06	122.49	128.03	128.03
Annual average	17.63	16.25	16.75	16.54	16.75	16.75	17.05	16.22	17.34	17.92	17.92

3 years	67.20	57.59	63.50	60.50	63.49	63.49	64.74	58.97	66.00	68.48	68.48
Annual average	18.69	16.37	17.81	17.08	17.80	17.80	18.10	16.71	18.40	18.99	18.99

1 year	7.31	1.14	6.47	1.47	6.45	5.45	6.75	3.01	7.00	7.55	7.55

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12	Research Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses
for the fiscal year ended 7/31/14	1.14%	1.89%	1.89%	1.64%	1.39%	0.72%*	0.89%

Annualized expense ratio for the
six-month period ended 7/31/15†	1.10%	1.85%	1.85%	1.60%	1.35%	0.71%	0.85%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R6 shares.

† For the fund’s most recent fiscal half year (or, in the case of class R6 shares, the period from 6/29/15 (commencement of operations) to 7/31/15); may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2015, (or, in the case of class R6 shares, from June 29, 2015 (commencement of operations)), to July 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.63	$9.45	$9.45	$8.18	$6.90	$0.65‡	$4.35

Ending value (after expenses)	$1,064.30	$1,060.30	$1,060.30	$1,061.40	$1,062.80	$1,020.10	$1,065.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15 (or, in the case of class R6 shares, the period from 6/29/15 (commencement of operations) to 7/31/15). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R6 shares been shown for the entire period from 2/1/15 to 7/31/15, they would have been higher.

Research Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2015, use the following calculation method. To find the value of your investment on February 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.51	$9.25	$9.25	$8.00	$6.76	$3.56	$4.26

Ending value (after expenses)	$1,019.34	$1,015.62	$1,015.62	$1,016.86	$1,018.10	$1,021.27	$1,020.58

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15 (or, in the case of class R6 shares, the period from 6/29/15 (commencement of operations) to 7/31/15). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Research Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Research Fund	15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2015, Putnam employees had approximately $517,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16	Research Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

Research Fund	17

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain

18	Research Fund

competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Research Fund	19

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 857, 759 and 695 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that

20	Research Fund

Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Research Fund	21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Research Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 10, 2015

Research Fund	23

The fund’s portfolio 7/31/15

COMMON STOCKS (97.9%)*	Shares	Value

Aerospace and defense (5.4%)
Airbus Group SE (France)	3,344	$237,273

Bombardier, Inc. Class B (Canada)	623,101	776,583

Embraer SA ADR (Brazil)	322	8,968

General Dynamics Corp.	9,392	1,400,441

Honeywell International, Inc.	18,357	1,928,403

L-3 Communications Holdings, Inc.	43,698	5,045,371

Northrop Grumman Systems Corp.	23,251	4,022,656

Raytheon Co.	11,578	1,263,044

United Technologies Corp.	15,120	1,516,687

		16,199,426
Airlines (0.7%)
American Airlines Group, Inc.	24,727	991,553

Spirit Airlines, Inc. †	19,403	1,160,687

		2,152,240
Auto components (0.2%)
Johnson Controls, Inc.	11,981	545,854

		545,854
Banks (6.5%)
Bank of America Corp.	204,446	3,655,494

Citigroup, Inc.	63,273	3,698,940

JPMorgan Chase & Co.	80,105	5,489,596

Regions Financial Corp.	67,319	699,444

Wells Fargo & Co.	97,579	5,646,897

		19,190,371
Beverages (0.6%)
Coca-Cola Co. (The)	42,793	1,757,936

		1,757,936
Biotechnology (3.5%)
AMAG Pharmaceuticals, Inc. † S	5,659	361,610

Biogen, Inc. †	6,229	1,985,681

Celgene Corp. †	22,442	2,945,513

Gilead Sciences, Inc.	38,152	4,496,595

TESARO, Inc. †	10,260	595,080

		10,384,479
Building products (0.6%)
Allegion PLC (Ireland)	3,387	214,126

CaesarStone Sdot-Yam, Ltd. (Israel)	8,902	638,629

Fortune Brands Home & Security, Inc.	17,257	824,022

		1,676,777
Capital markets (3.3%)
AllianceBernstein Holding LP (Partnership shares)	31,453	864,014

Ameriprise Financial, Inc.	7,935	997,191

Bank of New York Mellon Corp. (The)	40,441	1,755,139

Carlyle Group LP (The)	32,228	857,587

Charles Schwab Corp. (The)	71,016	2,477,038

Goldman Sachs Group, Inc. (The)	1,747	358,257

Invesco, Ltd.	10,418	402,135

KKR & Co. LP	55,231	1,320,021

Morgan Stanley	21,195	823,214

		9,854,596

24	Research Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Chemicals (3.0%)
Air Products & Chemicals, Inc.	3,723	$530,565

Axalta Coating Systems, Ltd. †	18,549	590,044

Axiall Corp.	3,187	93,793

CF Industries Holdings, Inc.	13,024	771,021

Chemours Co. (The) †	5	55

Dow Chemical Co. (The)	25,590	1,204,265

E.I. du Pont de Nemours & Co.	19,778	1,102,821

Huntsman Corp.	3,900	74,100

Monsanto Co.	10,723	1,092,566

PPG Industries, Inc.	4,533	491,287

Praxair, Inc.	3,031	345,958

Sherwin-Williams Co. (The)	6,756	1,876,547

Symrise AG (Germany)	12,719	846,577

Tronox, Ltd. Class A	2,819	30,953

		9,050,552
Commercial services and supplies (0.7%)
Rollins, Inc.	21,589	626,081

Tyco International PLC	37,611	1,428,842

		2,054,923
Communications equipment (0.7%)
Cisco Systems, Inc.	47,789	1,358,163

QUALCOMM, Inc.	10,570	680,602

		2,038,765
Construction materials (0.1%)
Martin Marietta Materials, Inc.	1,097	172,032

Vulcan Materials Co.	2,364	215,171

		387,203
Consumer finance (0.6%)
American Express Co.	7,746	589,161

Capital One Financial Corp.	14,116	1,147,631

Oportun Financial Corp. (acquired 6/23/15, cost $133,158)
(Private) †∆∆ F	46,722	119,842

		1,856,634
Containers and packaging (0.5%)
Packaging Corp. of America	6,411	453,835

Sealed Air Corp.	13,681	727,419

Smurfit Kappa Group PLC (Ireland)	8,644	259,701

		1,440,955
Diversified consumer services (0.3%)
Bright Horizons Family Solutions, Inc. †	9,693	583,906

Service Corporation International	13,958	425,859

		1,009,765
Diversified financial services (0.4%)
Berkshire Hathaway, Inc. Class B †	4,408	629,198

CME Group, Inc.	5,070	486,923

		1,116,121
Diversified telecommunication services (1.8%)
AT&T, Inc.	65,832	2,287,004

Level 3 Communications, Inc. †	42,599	2,151,250

Verizon Communications, Inc.	17,027	796,693

		5,234,947

Research Fund	25

COMMON STOCKS (97.9%)* cont.	Shares	Value

Electric utilities (1.2%)
American Electric Power Co., Inc.	9,605	$543,355

Edison International	15,945	956,859

Exelon Corp.	41,137	1,320,086

NextEra Energy, Inc.	6,135	645,402

		3,465,702
Electronic equipment, instruments, and components (0.3%)
TE Connectivity, Ltd.	13,439	818,704

		818,704
Energy equipment and services (1.0%)
Baker Hughes, Inc.	16,630	967,035

Halliburton Co.	11,163	466,502

Schlumberger, Ltd.	17,777	1,472,291

		2,905,828
Food and staples retail (2.3%)
Costco Wholesale Corp.	9,316	1,353,615

CVS Health Corp.	22,795	2,563,754

Wal-Mart Stores, Inc.	16,084	1,157,726

Walgreens Boots Alliance, Inc.	18,528	1,790,361

		6,865,456
Food products (1.7%)
Blue Buffalo Pet Products, Inc. †	7,329	204,772

Hershey Co. (The)	1,920	178,349

JM Smucker Co. (The)	6,073	678,293

Keurig Green Mountain, Inc.	6,633	497,740

Kraft Heinz Co. (The)	12,781	1,015,706

Mead Johnson Nutrition Co.	4,465	394,661

Mondelez International, Inc. Class A	31,808	1,435,495

Pinnacle Foods, Inc.	9,490	426,576

TreeHouse Foods, Inc. †	1,523	124,825

		4,956,417
Health-care equipment and supplies (2.2%)
Align Technology, Inc. †	3,221	201,957

Becton Dickinson and Co.	6,772	1,030,360

Boston Scientific Corp. †	64,274	1,114,511

C.R. Bard, Inc.	6,755	1,328,371

Cooper Cos., Inc. (The)	2,675	473,475

Edwards Lifesciences Corp. †	3,551	540,320

Medtronic PLC	12,463	976,975

Stryker Corp.	9,867	1,009,098

		6,675,067
Health-care providers and services (2.5%)
Aetna, Inc.	3,533	399,123

Anthem, Inc.	7,244	1,117,532

Cardinal Health, Inc.	11,925	1,013,387

Cigna Corp.	7,880	1,135,193

Diplomat Pharmacy, Inc. † S	7,513	346,950

Express Scripts Holding Co. †	7,163	645,171

HCA Holdings, Inc. †	7,213	670,881

McKesson Corp.	5,382	1,187,108

Premier, Inc. Class A †	6,213	222,177

Universal Health Services, Inc. Class B	4,694	681,710

		7,419,232

26	Research Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Health-care technology (0.3%)
Castlight Health, Inc. Class B † S	85,842	$616,346

HTG Molecular Diagnostics, Inc. †	2,796	24,549

Press Ganey Holdings, Inc. †	7,257	227,217

		868,112
Hotels, restaurants, and leisure (1.7%)
Hilton Worldwide Holdings, Inc. †	38,832	1,042,639

Penn National Gaming, Inc. †	19,742	376,677

Restaurant Brands International LP (Units) (Canada)	60	2,489

Restaurant Brands International, Inc. (Canada) S	14,488	626,461

Starbucks Corp.	10,172	589,264

Vail Resorts, Inc.	4,507	494,373

Wyndham Worldwide Corp.	6,451	532,337

Wynn Resorts, Ltd.	7,085	731,385

Yum! Brands, Inc.	9,139	802,039

		5,197,664
Household durables (0.2%)
PulteGroup, Inc.	16,807	348,241

Tupperware Brands Corp.	6,258	365,905

		714,146
Household products (0.9%)
Kimberly-Clark Corp.	11,054	1,270,878

Procter & Gamble Co. (The)	17,847	1,368,865

		2,639,743
Independent power and renewable electricity producers (0.8%)
Calpine Corp. †	45,173	826,666

NextEra Energy Partners LP	9,458	337,461

NRG Energy, Inc.	51,201	1,149,462

		2,313,589
Industrial conglomerates (0.7%)
Danaher Corp.	21,059	1,928,162

Siemens AG (Germany)	2,031	217,425

		2,145,587
Insurance (2.6%)
American International Group, Inc.	38,719	2,482,662

Assured Guaranty, Ltd.	46,629	1,140,545

Genworth Financial, Inc. Class A †	125,481	879,622

Hartford Financial Services Group, Inc. (The)	34,176	1,625,069

MetLife, Inc.	5,840	325,522

Prudential PLC (United Kingdom)	55,286	1,300,710

		7,754,130
Internet and catalog retail (2.6%)
Amazon.com, Inc. †	8,769	4,701,499

Ctrip.com International, Ltd. ADR (China) †	13,604	973,774

Delivery Hero Holding GmbH (acquired 6/12/15, cost $154,040)
(Private) (Germany) †∆∆ F	20	135,292

Groupon, Inc. † S	23,642	113,954

Priceline Group, Inc. (The) †	1,485	1,846,701

		7,771,220
Internet software and services (4.7%)
Alibaba Group Holding, Ltd. ADR (China) † S	8,995	704,668

Facebook, Inc. Class A †	45,714	4,297,573

Google, Inc. Class A †	42	27,615

Research Fund	27

COMMON STOCKS (97.9%)* cont.	Shares	Value

Internet software and services cont.
Google, Inc. Class C †	10,675	$6,678,387

GrubHub, Inc. †	12,614	399,990

Pandora Media, Inc. †	8,824	154,596

Tencent Holdings, Ltd. (China)	37,900	705,939

Yahoo!, Inc. †	26,063	955,730

		13,924,498
IT Services (2.1%)
Fidelity National Information Services, Inc.	8,192	536,003

MasterCard, Inc. Class A	16,634	1,620,152

PayPal Holdings, Inc. †	23,855	923,189

Visa, Inc. Class A	41,530	3,128,870

		6,208,214
Leisure products (0.2%)
Brunswick Corp.	6,999	371,577

MCBC Holdings, Inc. †	6,043	92,458

		464,035
Life sciences tools and services (0.4%)
Agilent Technologies, Inc.	25,810	1,056,920

		1,056,920
Machinery (0.1%)
Manitowoc Co., Inc. (The)	18,654	329,616

		329,616
Media (4.3%)
CBS Corp. Class B (non-voting shares)	3,826	204,576

Comcast Corp. Class A	31,521	1,967,226

DISH Network Corp. Class A †	17,507	1,131,127

Liberty Global PLC Ser. C (United Kingdom) †	40,218	1,976,313

Live Nation Entertainment, Inc. †	33,684	883,194

Time Warner Cable, Inc.	9,381	1,782,484

Time Warner, Inc.	26,461	2,329,626

Walt Disney Co. (The)	21,327	2,559,240

		12,833,786
Metals and mining (0.2%)
Alcoa, Inc.	13,111	129,406

Freeport-McMoRan, Inc. (Indonesia)	8,370	98,348

Hi-Crush Partners LP (Units)	1,048	18,099

Newmont Mining Corp.	9,024	154,942

Nucor Corp.	5,914	261,044

Steel Dynamics, Inc.	2,225	44,567

		706,406
Multi-utilities (0.6%)
PG&E Corp.	20,317	1,066,846

Sempra Energy	6,835	695,666

		1,762,512
Multiline retail (0.6%)
Dollar General Corp.	10,367	833,196

Macy’s, Inc.	13,349	921,882

		1,755,078
Oil, gas, and consumable fuels (6.0%)
Anadarko Petroleum Corp.	35,340	2,627,529

Apache Corp.	16,526	757,882

BG Group PLC (United Kingdom)	64,762	1,104,605

28	Research Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Cabot Oil & Gas Corp.	9,105	$238,187

Chevron Corp.	5,841	516,812

Concho Resources, Inc. †	725	77,256

CONSOL Energy, Inc.	4,569	75,480

Devon Energy Corp.	8,175	404,009

Diamondback Energy, Inc. †	1,144	76,991

EOG Resources, Inc.	9,472	731,144

Exxon Mobil Corp.	55,669	4,409,541

Gaztransport Et Technigaz SA (France)	7,660	467,552

Genel Energy PLC (United Kingdom) †	82,689	479,546

Golar LNG, Ltd. (Norway)	3,731	160,694

Gulfport Energy Corp. †	1,671	54,742

Marathon Oil Corp.	21,928	460,707

MarkWest Energy Partners LP	15,329	1,003,130

Pioneer Natural Resources Co.	4,602	583,396

Plains All American Pipeline LP	2,988	124,749

Suncor Energy, Inc. (Canada)	53,353	1,502,420

Total SA ADR (France)	38,370	1,891,257

		17,747,629
Personal products (1.5%)
Avon Products, Inc. S	123,335	699,309

Coty, Inc. Class A †	79,885	2,135,326

Edgewell Personal Care Co.	14,471	1,385,019

Estee Lauder Cos., Inc. (The) Class A	1,603	142,843

		4,362,497
Pharmaceuticals (6.4%)
AbbVie, Inc.	33,817	2,367,528

Allergan PLC †	12,588	4,168,516

Bristol-Myers Squibb Co.	42,599	2,796,198

Eli Lilly & Co.	19,335	1,634,001

Jazz Pharmaceuticals PLC †	2,244	431,387

Johnson & Johnson	14,327	1,435,709

Merck & Co., Inc.	26,265	1,548,584

Mylan NV †	19,870	1,112,521

Perrigo Co. PLC	9,322	1,791,688

Pfizer, Inc.	49,259	1,776,280

		19,062,412
Real estate investment trusts (REITs) (3.1%)
Altisource Residential Corp. R	7,380	121,475

American Tower Corp. R	26,367	2,507,765

AvalonBay Communities, Inc. R	3,913	674,366

Boston Properties, Inc. R	4,779	589,155

Equinix, Inc. R	1,823	508,453

Equity Lifestyle Properties, Inc. R	5,853	338,772

Essex Property Trust, Inc. R	1,944	437,225

Federal Realty Investment Trust R	2,212	302,579

Gaming and Leisure Properties, Inc. R	18,954	620,744

General Growth Properties R	19,430	527,330

Pebblebrook Hotel Trust R	3,266	132,926

Research Fund	29

COMMON STOCKS (97.9%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
Plum Creek Timber Co., Inc. R	4,090	$167,690

Prologis, Inc. R	5,709	231,842

Public Storage R	1,905	390,868

Seritage Growth Properties †R S	1,507	58,110

Simon Property Group, Inc. R	3,826	716,304

Ventas, Inc. R	9,090	609,848

Vornado Realty Trust R	2,820	275,091

		9,210,543
Real estate management and development (0.4%)
Marcus & Millichap, Inc. †	4,295	220,076

RE/MAX Holdings, Inc. Class A	22,565	853,408

		1,073,484
Road and rail (1.1%)
Canadian Pacific Railway, Ltd. (Canada)	1,548	249,200

Genesee & Wyoming, Inc. Class A †	6,017	428,531

Union Pacific Corp.	27,934	2,726,079

		3,403,810
Semiconductors and semiconductor equipment (3.5%)
Analog Devices, Inc.	28,437	1,658,730

Avago Technologies, Ltd.	12,308	1,540,223

Canadian Solar, Inc. (Canada) †	5,903	158,525

Cavium, Inc. †	11,602	786,616

Intel Corp.	13,775	398,786

Lam Research Corp.	13,189	1,013,838

Micron Technology, Inc. †	38,827	718,688

NXP Semiconductor NV †	16,121	1,563,576

ON Semiconductor Corp. †	69,407	737,102

Qorvo, Inc. †	13,570	786,382

Skyworks Solutions, Inc.	11,760	1,125,079

		10,487,545
Software (3.3%)
Activision Blizzard, Inc.	22,045	568,541

Autodesk, Inc. †	9,772	494,268

Microsoft Corp.	114,997	5,370,360

Oracle Corp.	31,101	1,242,174

Salesforce.com, Inc. †	24,494	1,795,410

Sophos Group PLC 144A (United Kingdom) †	54,227	211,709

TiVo, Inc. †	12,584	125,337

		9,807,799
Specialty retail (3.0%)
Advance Auto Parts, Inc.	4,687	816,522

Bed Bath & Beyond, Inc. †	10,582	690,264

Five Below, Inc. † S	25,230	930,230

Gap, Inc. (The) S	20,086	732,737

GNC Holdings, Inc. Class A	3,017	148,467

Home Depot, Inc. (The)	19,452	2,276,468

Michaels Cos., Inc. (The) †	12,305	311,809

Office Depot, Inc. †	11,898	95,184

Sally Beauty Holdings, Inc. †	16,570	493,620

Tiffany & Co.	8,464	810,005

30	Research Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Specialty retail cont.
TJX Cos., Inc. (The)	20,270	$1,415,251

Ulta Salon, Cosmetics & Fragrance, Inc. †	734	121,866

		8,842,423
Technology hardware, storage, and peripherals (4.0%)
Apple, Inc.	92,918	11,270,953

Western Digital Corp.	6,585	566,705

		11,837,658
Textiles, apparel, and luxury goods (0.9%)
Hanesbrands, Inc.	25,837	801,722

NIKE, Inc. Class B	15,164	1,747,196

Tumi Holdings, Inc. †	11,470	220,798

		2,769,716
Tobacco (1.1%)
Philip Morris International, Inc.	39,924	3,414,700

		3,414,700
Trading companies and distributors (0.4%)
HD Supply Holdings, Inc. †	31,836	1,139,729

		1,139,729
Water utilities (0.1%)
American Water Works Co., Inc.	8,406	436,353

		436,353

Total common stocks (cost $258,694,929)		$291,099,504

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $365) (Private) †∆∆ F	128	$328

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $6,955) (Private) †∆∆ F	2,208	6,260

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $16,334) (Private) †∆∆ F	3,209	14,700

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $23,689) (Private) †∆∆ F	4,654	21,320

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $13,286) (Private) †∆∆ F	2,420	11,957

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$40,105) (Private) †∆∆ F	5,222	36,094

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $112,481) (Private) †∆∆ F	39,467	101,233

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$142,232) (Private) †∆∆ F	49,906	128,009

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$206,805) (Private) †∆∆ F	72,632	186,125

United Technologies Corp. $3.75 cv. pfd.	3,722	191,832

Total convertible preferred stocks (cost $748,352)		$697,858

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

L-3 Communications Holdings, Inc. (Call)	Aug-15/$125.00	$3,010	$323

Total purchased options outstanding (cost $4,515)			$323

Research Fund	31

SHORT-TERM INVESTMENTS (3.5%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.25% [d]	Shares	3,977,525	$3,977,525

Putnam Short Term Investment Fund 0.11% L	Shares	5,693,535	5,693,535

SSgA Prime Money Market Fund Class N 0.06% P	Shares	120,000	120,000

U.S. Treasury Bills 0.00%, November 5, 2015 #∆		$250,000	249,944

U.S. Treasury Bills 0.02%, August 20, 2015		10,000	10,000

U.S. Treasury Bills 0.02%, October 8, 2015		50,000	49,995

U.S. Treasury Bills 0.03%, November 12, 2015 #∆		210,000	209,956

Total short-term investments (cost $10,311,040)			$10,310,955

TOTAL INVESTMENTS

Total investments (cost $269,758,836)			$302,108,640

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis points

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through July 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $297,242,356.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $761,160, or 0.3% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $308,834 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

32	Research Fund

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/15 (aggregate face value $22,158,942)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Barclays Bank PLC
	Canadian Dollar	Sell	10/21/15	$537,495	$559,567	$22,072

	Swiss Franc	Buy	9/16/15	617,252	632,464	(15,212)

	Citibank, N.A.
	Euro	Sell	9/16/15	5,346,194	5,337,368	(8,826)

	Credit Suisse International
	Canadian Dollar	Sell	10/21/15	658,781	685,899	27,118

	Euro	Buy	9/16/15	1,535,113	1,523,989	11,124

	Swiss Franc	Sell	9/16/15	475,997	487,664	11,667

	Deutsche Bank AG
	British Pound	Sell	9/16/15	3,075,519	3,003,649	(71,870)

	Euro	Sell	9/16/15	177,247	177,086	(161)

HSBC Bank USA, National Association
	British Pound	Sell	9/16/15	1,529,173	1,492,846	(36,327)

	Canadian Dollar	Buy	10/21/15	584,420	608,465	(24,045)

	Euro	Sell	9/16/15	959,638	958,333	(1,305)

	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/21/15	2,016,389	2,112,177	95,788

	Euro	Buy	9/16/15	359,219	359,107	112

	State Street Bank and Trust Co.
	British Pound	Buy	9/16/15	814,466	795,226	19,240

	Euro	Buy	9/16/15	769,864	768,863	1,001

	Israeli Shekel	Sell	10/21/15	730,878	731,498	620

	WestPac Banking Corp.
	Canadian Dollar	Sell	10/21/15	1,013,162	1,054,708	41,546

	Euro	Sell	9/16/15	870,629	870,033	(596)

	Total					$71,946

FUTURES CONTRACTS OUTSTANDING at 7/31/15

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P 500 Index E-Mini (Long)	44	$4,616,480	Sep-15	$(27,008)

Total				$(27,008)

Research Fund	33

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/15

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
units	797	$—	12/1/15	3 month USD-	Russell 2000 Total	$30,002
				LIBOR-BBA minus	Return Index
				50 bp

JPMorgan Chase Bank N.A.
baskets	7,622	—	7/16/16	(3 month USD-	A basket	(37,593)
				LIBOR-BBA plus	(JPCMPTMD) of
				0.30%)	common stocks

Total		$—				$(7,591)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$41,768,395	$—	$135,292

Consumer staples	23,996,749	—	—

Energy	18,601,754	2,051,703	—

Financials	48,635,327	1,300,710	119,842

Health care	45,466,222	—	—

Industrials	28,647,410	454,698	—

Information technology	54,417,244	705,939	—

Materials	10,478,838	1,106,278	—

Telecommunication services	5,234,947	—	—

Utilities	7,978,156	—	—

Total common stocks	285,225,042	5,619,328	255,134

Convertible preferred stocks	—	191,832	506,026

Purchased options outstanding	—	323	—

Short-term investments	5,813,535	4,497,420	—

Totals by level	$291,038,577	$10,308,903	$761,160

34	Research Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$71,946	$—

Futures contracts	(27,008)	—	—

Total return swap contracts	—	(7,591)	—

Totals by level	$(27,008)	$64,355	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Research Fund	35

Statement of assets and liabilities 7/31/15

ASSETS

Investment in securities, at value, including $3,865,967 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $260,087,776)	$292,437,580
Affiliated issuers (identified cost $9,671,060) (Notes 1 and 5)	9,671,060

Foreign currency (cost $1) (Note 1)	4

Dividends, interest and other receivables	257,903

Receivable for shares of the fund sold	205,010

Receivable for investments sold	3,938,482

Unrealized appreciation on forward currency contracts (Note 1)	230,288

Unrealized appreciation on OTC swap contracts (Note 1)	30,002

Prepaid assets	27,930

Total assets	306,798,259

LIABILITIES

Payable to custodian	109

Payable for investments purchased	4,372,000

Payable for shares of the fund repurchased	323,531

Payable for compensation of Manager (Note 2)	138,132

Payable for custodian fees (Note 2)	12,505

Payable for investor servicing fees (Note 2)	88,471

Payable for Trustee compensation and expenses (Note 2)	140,985

Payable for administrative services (Note 2)	1,169

Payable for distribution fees (Note 2)	78,265

Payable for variation margin (Note 1)	11,660

Unrealized depreciation on OTC swap contracts (Note 1)	37,593

Unrealized depreciation on forward currency contracts (Note 1)	158,342

Collateral on securities loaned, at value (Note 1)	3,977,525

Collateral on certain derivative contracts, at value (Note 1)	120,000

Other accrued expenses	95,616

Total liabilities	9,555,903

Net assets	$297,242,356

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$295,956,519

Undistributed net investment income (Note 1)	599,743

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(31,700,966)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	32,387,060

Total — Representing net assets applicable to capital shares outstanding	$297,242,356

(Continued on next page)

36	Research Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($242,827,877 divided by 9,113,169 shares)	$26.65

Offering price per class A share (100/94.25 of $26.65)*	$28.28

Net asset value and offering price per class B share ($10,101,599 divided by 404,533 shares)**	$24.97

Net asset value and offering price per class C share ($16,667,384 divided by 667,245 shares)**	$24.98

Net asset value and redemption price per class M share ($5,331,679 divided by 208,254 shares)	$25.60

Offering price per class M share (100/96.50 of $25.60)*	$26.53

Net asset value, offering price and redemption price per class R share
($2,343,703 divided by 88,741 shares)	$26.41

Net asset value, offering price and redemption price per class R6 share
($10,201 divided by 380 shares)	$26.84

Net asset value, offering price and redemption price per class Y share
($19,959,913 divided by 743,796 shares)	$26.84

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Research Fund	37

Statement of operations Year ended 7/31/15

INVESTMENT INCOME

Dividends (net of foreign tax of $34,616)	$4,689,671

Interest (including interest income of $6,095 from investments in affiliated issuers) (Note 5)	6,211

Securities lending (Note 1)	57,391

Total investment income	4,753,273

EXPENSES

Compensation of Manager (Note 2)	1,569,584

Investor servicing fees (Note 2)	550,393

Custodian fees (Note 2)	41,995

Trustee compensation and expenses (Note 2)	11,118

Distribution fees (Note 2)	887,672

Administrative services (Note 2)	7,546

Other	236,451

Total expenses	3,304,759

Expense reduction (Note 2)	(18,699)

Net expenses	3,286,060

Net investment income	1,467,213

Net realized gain on investments (Notes 1 and 3)	26,042,420

Net increase from payments by affiliates (Note 2)	8,071

Net realized loss on swap contracts (Note 1)	(273,914)

Net realized gain on futures contracts (Note 1)	223,326

Net realized gain on foreign currency transactions (Note 1)	2,082,795

Net realized gain on written options (Notes 1 and 3)	13,810

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(48,860)

Net unrealized depreciation of investments, futures contracts, swap contracts and written
options during the year	(22,286)

Net gain on investments	28,025,362

Net increase in net assets resulting from operations	$29,492,575

The accompanying notes are an integral part of these financial statements.

38	Research Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 7/31/15	Year ended 7/31/14

Operations:
Net investment income	$1,467,213	$1,971,441

Net realized gain on investments
and foreign currency transactions	28,096,508	40,704,490

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(71,146)	1,261,896

Net increase in net assets resulting from operations	29,492,575	43,937,827

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,319,113)	(1,490,424)

Class B	(26,766)	(3,993)

Class C	(52,817)	(14,513)

Class M	(27,109)	(11,836)

Class R	(8,931)	(895)

Class Y	(210,413)	(114,657)

Increase (decrease) from capital share transactions (Note 4)	4,422,382	(15,914,750)

Total increase in net assets	$31,269,808	$26,386,759

NET ASSETS

Beginning of year	265,972,548	239,585,789

End of year (including undistributed net investment income
of $599,743 and $139,139, respectively)	$297,242,356	$265,972,548

The accompanying notes are an integral part of these financial statements.

Research Fund	39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
July 31, 2015	$24.22	.15	2.53	2.68	(.25)	(.25)	—	—	$26.65	11.10	$242,828	1.09	.57	105
July 31, 2014	20.46	.19	3.73	3.92	(.16)	(.16)	—	—	24.22	19.22	224,634	1.14	.84	96
July 31, 2013	16.35	.17	4.13	4.30	(.19)	(.19)	— [d]	—	20.46	26.53	201,220	1.19	.95	96
July 31, 2012	15.51	.13	.85	.98	(.14)	(.14)	— [d]	— [d,f]	16.35	6.37	178,021	1.26	.85	108
July 31, 2011	13.08	.08	2.41	2.49	(.08)	(.08)	— [d]	.02 [e]	15.51	19.24	183,969	1.23	.53	99

Class B
July 31, 2015	$22.71	(.04)	2.37	2.33	(.07)	(.07)	—	—	$24.97	10.25	$10,102	1.84	(.18)	105
July 31, 2014	19.20	.02	3.50	3.52	(.01)	(.01)	—	—	22.71	18.33	9,558	1.89	.11	96
July 31, 2013	15.34	.04	3.88	3.92	(.06)	(.06)	— [d]	—	19.20	25.60	10,098	1.94	.22	96
July 31, 2012	14.54	.01	.79	.80	—	—	— [d]	— [d,f]	15.34	5.50	10,441	2.01	.11	108
July 31, 2011	12.28	(.03)	2.27	2.24	—	—	— [d]	.02 [e]	14.54	18.40	14,078	1.98	(.21)	99

Class C
July 31, 2015	$22.74	(.04)	2.37	2.33	(.09)	(.09)	—	—	$24.98	10.24	$16,667	1.84	(.18)	105
July 31, 2014	19.23	.02	3.51	3.53	(.02)	(.02)	—	—	22.74	18.38	13,974	1.89	.09	96
July 31, 2013	15.38	.03	3.89	3.92	(.07)	(.07)	— [d]	—	19.23	25.55	12,227	1.94	.20	96
July 31, 2012	14.60	.01	.79	.80	(.02)	(.02)	— [d]	— [d,f]	15.38	5.51	10,525	2.01	.10	108
July 31, 2011	12.33	(.03)	2.28	2.25	—	—	— [d]	.02 [e]	14.60	18.41	11,443	1.98	(.22)	99

Class M
July 31, 2015	$23.30	.02	2.42	2.44	(.14)	(.14)	—	—	$25.60	10.50	$5,332	1.59	.07	105
July 31, 2014	19.69	.08	3.59	3.67	(.06)	(.06)	—	—	23.30	18.67	4,281	1.64	.35	96
July 31, 2013	15.74	.08	3.97	4.05	(.10)	(.10)	— [d]	—	19.69	25.88	4,019	1.69	.46	96
July 31, 2012	14.94	.05	.81	.86	(.06)	(.06)	— [d]	— [d,f]	15.74	5.78	3,692	1.76	.35	108
July 31, 2011	12.59	— [d]	2.34	2.34	(.01)	(.01)	— [d]	.02 [e]	14.94	18.77	4,084	1.73	.03	99

Class R
July 31, 2015	$24.08	.06	2.54	2.60	(.27)	(.27)	—	—	$26.41	10.81	$2,344	1.34	.22	105
July 31, 2014	20.33	.13	3.72	3.85	(.10)	(.10)	—	—	24.08	18.97	245	1.39	.57	96
July 31, 2013	16.26	.12	4.10	4.22	(.15)	(.15)	— [d]	—	20.33	26.17	244	1.44	.69	96
July 31, 2012	15.44	.09	.84	.93	(.11)	(.11)	— [d]	— [d,f]	16.26	6.06	176	1.51	.60	108
July 31, 2011	13.02	.04	2.42	2.46	(.06)	(.06)	— [d]	.02 [e]	15.44	19.06	143	1.48	.28	99

Class R6
July 31, 2015†	$26.31	.01	.52	.53	—	—	—	—	$26.84	2.01*	$10	.06 *	.03 *	105

Class Y
July 31, 2015	$24.39	.21	2.55	2.76	(.31)	(.31)	—	—	$26.84	11.36	$19,960.84		.81	105
July 31, 2014	20.59	.25	3.76	4.01	(.21)	(.21)	—	—	24.39	19.57	13,281.89		1.09	96
July 31, 2013	16.45	.22	4.15	4.37	(.23)	(.23)	— [d]	—	20.59	26.87	11,778.94		1.17	96
July 31, 2012	15.62	.17	.83	1.00	(.17)	(.17)	— [d]	— [d,f]	16.45	6.54	7,461	1.01	1.10	108
July 31, 2011	13.16	.12	2.44	2.56	(.12)	(.12)	— [d]	.02 [e]	15.62	19.66	5,418.98		.77	99

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	Research Fund	Research Fund	41

Financial highlights (Continued)

* Not annualized.

† For the period June 29, 2015 (commencement of operations) to July 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC), which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

42	Research Fund

Notes to financial statements 7/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through July 31, 2015.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund began offering class R6 shares on June 29, 2015. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under

Research Fund	43

Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange

44	Research Fund

rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Research Fund	45

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities, to manage exposure to specific sectors or industries and to manage exposure to specific securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $131,258 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $142,534 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $29,994 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $3,977,525 and the value of securities loaned amounted to $3,865,967.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other

46	Research Fund

Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2015, the fund had a capital loss carryover of $31,206,483 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$31,206,483	N/A	$31,206,483	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, income on swap contracts and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,638,540 to decrease distributions in excess of net investment income, $1,273 to decrease paid-in-capital and $1,637,267 to increase accumulated net realized loss.

Research Fund	47

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$44,745,976
Unrealized depreciation	(12,906,899)

Net unrealized appreciation	31,839,077
Undistributed ordinary income	663,759
Capital loss carryforward	(31,206,483)
Cost for federal income tax purposes	$270,269,563

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $8,071 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to

48	Research Fund

defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$457,829	Class R	1,776

Class B	18,752	Class R6	—*

Class C	29,523	Class Y	33,335

Class M	9,178	Total	$550,393

* Less than $1.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $502 under the expense offset arrangements and by $18,197 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $170, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$595,623	Class M	35,876

Class B	97,660	Class R	4,676

Class C	153,837	Total	$887,672

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,185 and $222 from the sale of class A and class M shares, respectively, and received $4,377 and $258 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $13 and no monies on class A and class M redemptions, respectively.

Research Fund	49

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$301,487,645	$290,261,146

U.S. government securities (Long-term)	—	—

Total	$301,487,645	$290,261,146

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$9,801	$3,379

Options opened	32,088	12,174
Options exercised	—	—
Options expired	(32,199)	(13,906)
Options closed	(9,690)	(1,647)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/15		Year ended 7/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	677,998	$17,415,820	477,913	$11,170,273

Shares issued in connection with
reinvestment of distributions	85,801	2,223,974	64,913	1,431,341

	763,799	19,639,794	542,826	12,601,614

Shares repurchased	(924,716)	(23,883,151)	(1,105,107)	(24,781,344)

Net decrease	(160,917)	$(4,243,357)	(562,281)	$(12,179,730)

	Year ended 7/31/15		Year ended 7/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	79,624	$1,951,367	34,195	$713,463

Shares issued in connection with
reinvestment of distributions	1,073	26,198	187	3,887

	80,697	1,977,565	34,382	717,350

Shares repurchased	(97,003)	(2,344,049)	(139,550)	(2,948,417)

Net decrease	(16,306)	$(366,484)	(105,168)	$(2,231,067)

50	Research Fund

	Year ended 7/31/15		Year ended 7/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	132,946	$3,232,966	44,977	$953,787

Shares issued in connection with
reinvestment of distributions	1,971	48,132	648	13,487

	134,917	3,281,098	45,625	967,274

Shares repurchased	(82,277)	(1,989,498)	(66,761)	(1,415,912)

Net increase (decrease)	52,640	$1,291,600	(21,136)	$(448,638)

	Year ended 7/31/15		Year ended 7/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	40,074	$998,768	4,332	$94,512

Shares issued in connection with
reinvestment of distributions	1,080	26,977	553	11,777

	41,154	1,025,745	4,885	106,289

Shares repurchased	(16,656)	(410,409)	(25,220)	(549,678)

Net increase (decrease)	24,498	$615,336	(20,335)	$(443,389)

	Year ended 7/31/15		Year ended 7/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	85,645	$2,197,002	2,859	$64,735

Shares issued in connection with
reinvestment of distributions	323	8,315	41	895

	85,968	2,205,317	2,900	65,630

Shares repurchased	(7,380)	(185,839)	(4,756)	(101,882)

Net increase (decrease)	78,588	$2,019,478	(1,856)	$(36,252)

	For the period 6/29/15 (commencement of
	operations) to 7/31/15

Class R6	Shares	Amount

Shares sold	380	$10,000

Shares issued in connection with reinvestment of distributions	—	—

	380	10,000

Shares repurchased	—	—

Net increase	380	$10,000

	Year ended 7/31/15		Year ended 7/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	307,756	$7,912,331	82,360	$1,865,588

Shares issued in connection with
reinvestment of distributions	7,856	204,817	5,153	114,251

	315,612	8,117,148	87,513	1,979,839

Shares repurchased	(116,411)	(3,021,339)	(114,910)	(2,555,513)

Net increase (decrease)	199,201	$5,095,809	(27,397)	$(575,674)

Research Fund	51

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R6	380	100%	$10,201

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$8,807,537	$54,611,622	$57,725,624	$6,095	$5,693,535

Totals	$8,807,537	$54,611,622	$57,725,624	$6,095	$5,693,535

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$7,000

Written equity option contracts (contract amount) (Note 3)	$3,000

Futures contracts (number of contracts)	40

Forward currency contracts (contract amount)	$25,500,000

OTC total return swap contracts (notional)	$4,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted	Statement of		Statement of
for as hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$230,288	Payables	$158,342

			Payables,
			Net assets —
	Investments,		Unrealized
Equity contracts	Receivables	30,325	depreciation	64,601*

Total		$260,613		$222,943

* Includes cumulative depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

52	Research Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$2,085,227	$—	$2,085,227

Equity contracts	(55,016)	223,326	—	(273,914)	(105,604)

Total	$(55,016)	$223,326	$2,085,227	$(273,914)	$1,979,623

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(48,772)	$—	$(48,772)

Equity contracts	2,920	42,276	—	6,873	52,069

Total	$2,920	$42,276	$(48,772)	$6,873	$3,297

Research Fund	53

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$30,002	$—	$—	$—	$—	$—	$30,002

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	22,072	—	49,909	—	—	—	95,900	—	20,861	41,546	230,288

Purchased options**#	—	—	—	—	323	—	—	—	—	—	323

Total Assets	$22,072	$—	$49,909	$—	$30,325	$—	$95,900	$—	$20,861	$41,546	$260,613

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	—	—	37,593	—	—	—	37,593

Futures contracts§	—	—	—	—	—	—	—	11,660	—	—	11,660

Forward currency contracts#	15,212	8,826	—	72,031	—	61,677	—	—	—	596	158,342

Written options#	—	—	—	—	—	—	—	—	—	—	—

Total Liabilities	$15,212	$8,826	$—	$72,031	$—	$61,677	$37,593	$11,660	$—	$596	$207,595

Total Financial and Derivative Net Assets	$6,860	$(8,826)	$49,909	$(72,031)	$30,325	$(61,677)	$58,307	$(11,660)	$20,861	$40,950	$53,018

Total collateral received (pledged)†##	$—	$—	$—	$(29,994)	$30,325	$—	$58,307	$—	$—	$—

Net amount	$6,860	$(8,826)	$49,909	$(42,037)	$—	$(61,677)	$—	$(11,660)	$20,861	$40,950

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day's variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund's portfolio.

54	Research Fund	Research Fund	55

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $794 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

56	Research Fund

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Research Fund	57

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

58	Research Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Research Fund	59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60	Research Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Advisor	George Putnam, III	and Assistant Treasurer
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President	James P. Pappas
Putnam Retail Management		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Custodian	Compliance Liaison	BSA Compliance Officer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
Legal Counsel	Principal Financial Officer	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
KPMG LLP

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2015	$50,771	$ —	$4,400	$ —
July 31, 2014	$37,697	$ —	$4,285	$ —

For the fiscal years ended July 31, 2015 and July 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,400 and $4,285 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2015	$ —	$ —	$ —	$ —

July 31, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2015